Pricing Supplement No. 3                        Rule 424(b)(2)

Dated:  August 26, 1998                         Registration No. 333-01737

(To Prospectus dated April 24, 1996, and Prospectus Supplement dated
July 2, 1996)

                                 NORWEST CORPORATION

                              Medium-Term Notes, Series J

                                   Fixed Rate Notes

                             Interest payable at Maturity

 Aggregate
 Principal       Proceeds     Date of  Maturity   Interest
  Amount        to Company     Issue     Date       Rate          Agent
------------   ------------  --------  --------   --------  -------------------

$250,000,000   $249,880,073  08/31/98  08/31/99    5.55%    Solomon Smith
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Other Terms:  CUSIP #66938FJV7
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